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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported) -- September 4, 2003

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                            ZIMMER HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


            DELAWARE                  001-16407                13-4151777
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
 of Incorporation)                                          Identification No.)

      345 EAST MAIN STREET, WARSAW, INDIANA                        46580
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    (Address of principal executive offices)                    (Zip Code)

                                 (574) 267-6131
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              (Registrant's telephone number, including area code)


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Item 5. Other Events.

      On September 4, 2003, the Swiss Takeover Board issued a recommendation declaring that the settlement date for the offer by Zimmer Holdings, Inc. ("Zimmer") for all of the outstanding registered shares (including shares represented by American depositary shares) of Centerpulse AG and Zimmer's offer for all of the outstanding bearer shares of InCentive Capital AG will be October 2, 2003. Also on September 4, 2003, Zimmer issued the media release attached hereto as exhibit 99.1. On the same date, Zimmer made presentations at certain European Investor Meetings. The materials used at these presentations are attached hereto as exhibit 99.2 and will also be made available on Zimmer's website.

Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

      99.1  Media Release of Zimmer Holdings, Inc., dated September 4, 2003.

      99.2 Presentation Materials of Zimmer Holdings, Inc. made available at Zimmer Holdings, Inc.'s European Investor Meetings on September 4, 2003.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Zimmer Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ZIMMER HOLDINGS, INC.

                                  By: /s/ David C. Dvorak
                                      --------------------------------------
                                      David C. Dvorak
                                      Senior Vice President, Corporate
                                      Affairs, General Counsel and Secretary

Date: September 4, 2003

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                                   EXHIBIT INDEX


  EXHIBIT
     NO.     DESCRIPTION
----------   --------------------------------------------------------------

   99.1      Media Release of Zimmer Holdings, Inc., dated September 4, 2003.

   99.2 Presentation Materials of Zimmer Holdings, Inc. made available at Zimmer Holdings, Inc.'s European Investor Meetings on September 4, 2003.



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